UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): June 11, 2017

SIENTRA, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-36709	20-5551000
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

420 South Fairview Avenue, Suite 200

Santa Barbara, CA 93117

(Address of Principal Executive Offices and Zip Code)

(805) 562-3500

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☒	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☒

Item 1.01.	Entry into a Material Definitive Agreement.

Agreement and Plan of Merger and Related Transactions

On June 11, 2017, Sientra, Inc. (the “Company”) entered into an Agreement and Plan of Merger (the “Merger Agreement”) by and among the Company, Desert Acquisition Corporation, a wholly-owned subsidiary of the Company (“Purchaser”), and Miramar Labs, Inc. (“Miramar”). Pursuant to the Merger Agreement, and upon the terms and subject to the conditions thereof, Purchaser has agreed to commence a cash tender offer to acquire all of the outstanding shares of Miramar’s common stock (the “Offer”) for a purchase price of (i) $0.3149 per share, in cash, without interest (the “Cash Portion”) and (ii) the contractual right (a “CVR”), pursuant to the Contingent Value Rights Agreement in the form attached as Annex II to the Merger Agreement (as it may be amended from time to time, the “CVR Agreement”), to receive one or more contingent payments upon the achievement of certain milestones as set forth in the CVR Agreement, without interest (the “CVR Portion”, and together with the Cash Portion, the “Offer Price”), subject to any applicable withholding and upon the terms and subject to the conditions of the Merger Agreement.

The consummation of the Offer will be conditioned on (i) a majority of all shares of Miramar’s outstanding common stock having been validly tendered into and not validly withdrawn from the Offer and (ii) other customary conditions. The Offer is not subject to a financing condition.

Following the consummation of the Offer, subject to customary conditions, Purchaser will be merged with and into Miramar (the “Merger”) and Miramar will become a wholly-owned subsidiary of the Company, pursuant to the procedure provided for under Section 251(h) of the Delaware General Corporation Law (the “DGCL”). In the Merger, each outstanding share of Miramar’s common stock (other than shares held by Miramar (or held in Miramar’s treasury), the Company, Purchaser, any of other wholly-owned subsidiary of the Company, or any wholly owned subsidiary of Miramar, or shares with respect to which appraisal rights are properly exercised under the DGCL) will be converted into the right to receive the Offer Price, subject to any applicable withholding.

The Merger Agreement contains representations, warranties and covenants of the Company, Miramar and Purchaser that are customary for a transaction of this nature, including, among others, covenants by Miramar concerning the conduct of its business during the pendency of the transactions contemplated by the Merger Agreement, restrictions on solicitation of competing acquisition proposals, public disclosures and other matters. The Merger Agreement contains certain termination rights of the Company and Miramar and provides that, upon the termination of the Merger Agreement under specified circumstances, Miramar will be required to pay the Company a termination fee of $100,000.

Tender and Support Agreements

Concurrently with the execution of the Merger Agreement, the majority of the members of Miramar’s board of directors who hold shares of Miramar common stock, stockholders who are affiliated with such members, and other stockholders, in their respective capacities as stockholders of Miramar, entered into Tender and Support Agreements with the Company and Purchaser (the “Support Agreements”), pursuant to which the signatories have agreed, among other things, to tender their respective shares of Miramar common stock into the Offer and, during the period from the date of such Support Agreements through the earlier of the date upon which (i) the Merger Agreement is validly terminated, (ii) the Merger becomes effective, or (iii) any amendment or change to the Merger Agreement or the Offer is effected without the signatory’s consent that decreases the amount, or changes the form, timing (except with respect to extensions of the Offer in accordance with the terms of the Merger Agreement), or likelihood of payment of consideration payable to all of the stockholders of Miramar pursuant to the terms of the Merger Agreement or the CVR Agreement (the “Support Period”), to vote their Subject Securities (as defined in the Support Agreements) in favor of the Merger, against any action or action that to the signatory’s knowledge would reasonably cause a failure of a condition to the Offer to be satisfied, and against any competing acquisition proposals. Shares held by the signatories to the Support Agreements that are eligible to be tendered into the Offer represent, in the aggregate, approximately 73% of Miramar’s common stock outstanding on the date of the Merger Agreement (excluding common stock issuable upon exercise of options or warrants). Each of the Support Agreements will terminate upon the termination or expiration of the Support Period, or will terminate automatically upon the termination of the Merger Agreement, including if Miramar terminates the agreement in favor of a Superior Offer (as defined in the Merger Agreement).

Contingent Value Rights Agreement

At or prior to the time that Purchaser accepts for payment all shares validly tendered and not properly withdrawn pursuant to the Offer, the Company and a trustee mutually acceptable to the Company and Miramar will enter into the CVR Agreement to govern the terms of the CVRs.

Each share of Miramar common stock held by such shareholder that (i) the Purchaser accepts for payment from such holder pursuant to the Offer or (ii) is owned by or has been issued to such holder as of immediately prior to the Effective Time and is converted into the right to receive the Offer Price pursuant to the terms of the Merger Agreement, will be entitled to receive the CVR Portion. The CVRs are not transferable except under certain limited circumstances, will not be evidenced by a certificate or other instrument and will not be registered or listed for trading. The CVRs will not have any voting or dividend rights and will not represent any equity or ownership interest in the Company, Purchaser or Miramar or any of their affiliates.

Each CVR represents the right to receive the following cash payments, without interest and less any applicable withholding taxes, with each payment conditioned upon the achievement of certain milestones as follows:

•	Milestone #1: The Company will be obligated to pay $0.0147 per CVR if cumulative Net Sales (as defined in the CVR Agreement) of the Product (as defined in the CVR Agreement) worldwide following the closing of the Merger (the “Closing”) exceed $50,000,000.

•	Milestone #2: The Company will be obligated to pay $0.6911 per CVR if cumulative Net Sales of the Product worldwide following the Closing exceed $80,000,000 (which calculation, for the avoidance of doubt, shall be inclusive of any Net Sales counted in the determination of Milestone #1).

If none of the milestones are met, the CVRs will have no value. The minimum payment under the CVRs is zero and, assuming the satisfaction of all milestones, the maximum aggregate cash payment represented by one CVR is $0.7058.

Note Amendment

Concurrently with the execution of the Merger Agreement, the Company entered into an Omnibus Amendment to Subordinated Secured Convertible Promissory Notes (the “Note Amendment”) with the other parties signatory thereto, pursuant to which certain secured convertible promissory notes previously issued by Miramar (the “Notes”) will be amended and restated to effect the cancellation of the Notes, subject to the consummation of the Merger, in exchange for and upon receipt from the Company of (a) certain payments at the Closing and (b) contingent payments that are payable only upon the achievement of Milestone #1; provided that a portion of each of the amounts described in the preceding clauses (a) and (b) shall not be immediately payable by the Company but rather withheld as a source of recovery in respect of certain indemnification obligations to which the holders of the Notes have agreed in favor of the Company, Miramar and their affiliates following the Closing, the terms of which are set forth in more detail in the Note Amendment.

Foundry Amendment

Concurrently with the execution of the Merger Agreement, the Company entered into an Amendment No. 1 to Assignment and License Agreement and Assignment Agreement with the other parties signatory thereto (the “Foundry Amendment”, and together with the Merger Agreement and the Note Amendment, the “Transaction Documents”), pursuant to which the Company, Miramar and The Foundry, LLC (the “Foundry”) and certain individuals related to the Foundry (the “Foundry Assignees”) agreed that all payments which may be payable to the Foundry will be payable to the Foundry Assignees and Foundry Assignees will each instead be paid, subject to and contingent upon the occurrence of the Merger and the achievement of Milestone #1, their respective pro rata portions of (a) an amount equal to $2,235,821.53 in full satisfaction of the amount of accrued royalty payments that may be owed by Miramar to the Foundry Assignees as of the Closing; provided that a portion of such amount shall not be immediately payable by the Company upon the achievement of Milestone #1 but rather may be withheld by the Company as a source of recovery in respect of certain indemnification obligations to which the Foundry Assignees have agreed in favor of the Company, Miramar and their affiliates following the Closing, the terms of which are set forth in more detail in the Foundry Amendment, and (b) certain Contingent Royalty Payments based on Miramar’s Contingent Net Sales of Covered Products after the date of the Foundry Amendment (each as defined in the Foundry Amendment).

Additional Information

The foregoing descriptions of the Transaction Documents and the Support Agreements do not purport to be complete and are qualified in their entirety by reference to the Merger Agreement, which is attached as Exhibit 2.1 to this Current Report on Form 8-K, the Support Agreements, the form of which is attached as Exhibit 99.1 to this Current Report on Form 8-K, the CVR Agreement, the form of which is attached as Exhibit 99.2 to this Current Report on Form 8-K, the Note Amendment, which is attached as Exhibit 99.3 to this Current Report on Form 8-K, and the Foundry Amendment, which is attached as Exhibit 99.4 to this Current Report on Form 8-K, and in each case is incorporated herein by reference. The Merger Agreement is not intended to provide any other factual information about the Company, Miramar or Purchaser. The Transaction Documents and the Support Agreements contain representations and warranties by each of the Company, Miramar and Purchaser and the signatories thereto, as applicable. These representations and warranties were made solely for the benefit of the parties to such agreements and:

•	should not be treated as categorical statements of fact, but rather as a way of allocating the risk to one of the parties if those statements prove to be inaccurate;

•	may have been modified, qualified or excepted in the applicable agreement by information in confidential disclosure letter provided by the party in connection with the signing of such agreement;

•	may apply contractual standards of “materiality” that are different from “materiality” under applicable securities laws; and

•	were made only as of the date of the applicable agreement or such other date or dates as may be specified in such agreement.

Accordingly, the representations and warranties in the Transaction Documents and the Support Agreements may not constitute the actual state of facts about the Company, Miramar, Purchaser or any other signatory thereto.

Item 8.01	Other Events.

On June 12, 2017, the Company and Miramar issued a joint press release announcing the execution of the Merger Agreement. A copy of the press release is attached hereto as Exhibit 99.5 to this report.

Important Additional Information and Where to Find It

In connection with the Company’s proposed acquisition of Miramar, Purchaser will commence a tender offer for all of the outstanding shares of Miramar. Such tender offer has not yet commenced. This communication is for informational purposes only and is neither an offer to purchase nor a solicitation of an offer to sell shares of Miramar, nor is it a substitute for the tender offer materials that the Company and Purchaser will file with the United States Securities and Exchange Commission (the “SEC”) upon commencement of the tender offer. At the time that the tender offer is commenced, the Company and Purchaser will file tender offer materials on Schedule TO with the SEC, and Miramar will file a Solicitation/Recommendation Statement on Schedule 14D-9 with the SEC with respect to the offer. THE TENDER OFFER MATERIALS (INCLUDING AN OFFER TO PURCHASE, A RELATED LETTER OF TRANSMITTAL AND CERTAIN OTHER TENDER OFFER DOCUMENTS) AND THE SOLICITATION/RECOMMENDATION STATEMENT WILL CONTAIN IMPORTANT INFORMATION THAT SHOULD BE READ CAREFULLY AND CONSIDERED BY MIRAMAR’S STOCKHOLDERS BEFORE ANY DECISION IS MADE WITH RESPECT TO THE TENDER OFFER. Both the tender offer statement and the solicitation/recommendation statement will be made available to Miramar’s stockholders free of charge. A free copy of the tender offer statement and the solicitation/recommendation statement will also be made available to all stockholders of Miramar by contacting Miramar at 2790 Walsh Avenue, Santa Clara, California 95051, by phone at (408) 579-8700, or by visiting Miramar’s website (miramarlabs.com). In addition, the tender offer statement and the solicitation/recommendation statement (and all other documents filed with the SEC) will be available at no charge on the SEC’s website (www.sec.gov) upon filing with the SEC. MIRAMAR’S STOCKHOLDERS ARE ADVISED TO READ THE TENDER OFFER STATEMENT AND THE SOLICITATION/RECOMMENDATION STATEMENT, AS EACH MAY BE AMENDED OR SUPPLEMENTED FROM TIME TO TIME, AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC WHEN THEY BECOME AVAILABLE BEFORE THEY MAKE ANY DECISION WITH RESPECT TO THE TENDER OFFER BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION AND THE PARTIES TO THE TRANSACTION.

Forward Looking Statements

This document contains certain statements that constitute forward-looking statements. These forward-looking statements include, but are not limited to, statements regarding the satisfaction of conditions to the completion of the proposed transaction and the expected completion of the proposed transaction, as well as other statements that are not historical fact. These forward-looking statements are based on currently available information, as well as the Company’s views and assumptions regarding future events as of the time such statements are being made. Such forward looking statements are subject to inherent risks and uncertainties. Accordingly, actual results may differ materially and adversely from those expressed or implied in such forward-looking statements. Such risks and uncertainties include, but are not limited to, the potential failure to satisfy conditions to the completion of the proposed transaction due to the failure to receive a sufficient number of tendered shares in the tender offer, as well as those described in cautionary statements contained elsewhere herein and in the Company’s periodic reports filed with the SEC including the statements set forth under “Risk Factors” set forth in the Company’s most recent annual report on Form 10-K and the Company’s most recent quarterly report on Form 10-Q, the Tender Offer Statement on Schedule TO (including the offer to purchase, the letter of transmittal and other documents relating to the tender offer) to be filed by the Company and Purchaser, and the Solicitation/Recommendation Statement on Schedule 14D-9 to be filed by Miramar. As a result of these and other risks, the proposed transaction may not be completed on the timeframe expected or at all. These forward-looking statements reflect the Company’s expectations as of the date of this report. While the Company may elect to update any such forward-looking statements at some point in the future, the Company specifically disclaims any obligation to do so, even if our expectations change, except as required by law.

Item 9.01.	Financial Statements and Exhibits.

(d)    Exhibits

Exhibit No.	Description
2.1	Agreement and Plan of Merger by and among Sientra, Inc., Desert Acquisition Corporation and Miramar Labs, Inc. dated as of June 11, 2017. (Certain schedules and annexes referenced in the Agreement and Plan of Merger have been omitted in accordance with Item 601(b)(2) of Regulation S-K. A copy of any omitted schedule and/or annex will be furnished as a supplement to the U.S. Securities and Exchange Commission upon request.)

99.1	Form of Tender and Support Agreement, by and among Sientra, Inc., Desert Acquisition Corporation and certain stockholders of Miramar Labs, Inc., dated as of June 11, 2017.

99.2	Form of Contingent Value Rights Agreement.

99.3	Omnibus Amendment to Subordinated Secured Convertible Promissory Notes, by and among Miramar Labs, Inc., Sientra, Inc. and certain other parties thereto, dated as of June 11, 2017.

99.4	Amendment No. 1 to Assignment and License Agreement and Assignment Agreement by and between Miramar Labs, Inc., Sientra, Inc. and The Foundry, LLC and certain other parties thereto, dated as of June 11, 2017.

99.5	Joint Press Release, dated June 12, 2017 by Sientra, Inc. and Miramar Labs, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

SIENTRA, INC.

Dated: June 12, 2017	By:	/s/ Jeffrey M. Nugent
Jeffrey M. Nugent
Chairman of the Board of Directors and Chief Executive Officer

INDEX TO EXHIBITS

Exhibit No.	Description
2.1	Agreement and Plan of Merger by and among Sientra, Inc., Desert Acquisition Corporation and Miramar Labs, Inc. dated as of June 11, 2017. (Certain schedules and annexes referenced in the Agreement and Plan of Merger have been omitted in accordance with Item 601(b)(2) of Regulation S-K. A copy of any omitted schedule and/or annex will be furnished as a supplement to the U.S. Securities and Exchange Commission upon request.)

99.1	Form of Tender and Support Agreement, by and among Sientra, Inc., Desert Acquisition Corporation and certain stockholders of Miramar Labs, Inc., dated as of June 11, 2017.

99.2	Form of Contingent Value Rights Agreement.

99.3	Omnibus Amendment to Subordinated Secured Convertible Promissory Notes, by and among Miramar Labs, Inc., Sientra, Inc. and certain other parties thereto, dated as of June 11, 2017.

99.4	Amendment No. 1 to Assignment and License Agreement and Assignment Agreement, by and between Miramar Labs, Inc., Sientra, Inc. and The Foundry, LLC and certain other parties thereto, dated as of June 11, 2017.

99.5	Joint Press Release, dated June 12, 2017 by Sientra, Inc. and Miramar Labs, Inc.